UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DraftKings Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DRAFTKINGS INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

D96079-P86572

Your **Vote** Counts!

DRAFTKINGS INC.

2023 Annual Meeting
Vote by May 14, 2023
11:59 PM ET



You invested in DRAFTKINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2023.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 15, 2023
10:00 AM, ET

Virtually at:
www.virtualshareholdermeeting.com/DKNG2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Jason D. Robins 02) Harry E. Sloan 03) Matthew Kalish 04) Paul Liberman 05) Woodrow H. Levin 06) Jocelyn Moore 07) Ryan R. Moore 08) Valerie Mosley 09) Steven J. Murray 10) Marni M. Walden	For
2. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.	For
3. To conduct a non-binding advisory vote on executive compensation.	For

NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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